L E I S U R E  C O N C E P T S
                         ------------------------------
                            I N C O R P O R A T E D


Deal Memo Overview                                        LCI REP: Alyssa Altman

Date:                         May 25, 1999
                              ------------

LICENSOR:                     World Championship Wrestling
                              ----------------------------

LICENSEE:                     Trimfast Group, Inc.
                              -------------------

--------------------------------------------------------------------------------

Product Category:             Energy Bars (WCW Bars)
                              ----------------------

Marketing Plan
Roll Out:                     Pre-Positioning of Energy Bars will be
                              accomplished by securing distribution of brokers, wholesalers, distributors and retail chains. Once initials purchases are filled and product is delivered to retailers, retail advertising on television and radio. The Energy Bar demographics varies from children age 10 and up through the entire adult WCW market. Formulations of the bars are focused on natural energy from food sources, with no herbal stimulants. Proteins are from milk, soy and peanut. This base formulation created a safe supplement for the general public.


Status In Industry:           Trimfast Group, Inc. and its subsidiaries contract
                              manufacture 33 individual product in the enutraceutical industry including vitamins, minerals, herbals, health and fitness products and health bars.


Other Licenses:

Comments:

Catalog enclosed:             Yes__X__No____License application Enclosed
                              Yes__X__No___



LEISURE CONCEPTS INC.* o 1414 AVENUE OF THE AMERICAS o NEW YORK, NY 10019 o
(212) 980-0933
--------------------------------------------------------------------------------
NEW YORK                           LONDON                            LOS ANGELES


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                         L E I S U R E  C O N C E P T S
                         ------------------------------
                            I N C O R P O R A T E D


                          World Championship Wrestling
                              Licensing Deal Memo
                              -------------------

DATE:                         JUN 02 1999

PROPERTY:                     World Championship Wrestling

LICENSOR:                     World Championship Wrestling, Inc.

LICENSEE NUMBER:              D993287

LICENSEE ADDRESS:             Trimfast Group, Inc.
                              777 South Harbour Island Blvd. #260
                              Tampa FL 33602

CONTACT:                      NAME: Michael J. Muzzio
                              Tel:  813-275-0050
                              FAX:  813-275-0051

LICENSED ELEMENTS:            All logos, slogans and wrestlers under contract to
                              World Championship Wrestling for Merchandising
                              (list to be provided in writing by WCW and may be amended by WCW from time to time)

AUTHORIZED ARTICLES:          Nonexclusive license for Trimfast Energy Bars (WCW
                              Bars) in 3 flavors; Chocolate, chocolate chip;
                              Chocolate peanut butter; Passion fruit.

Licensee is limited to the foregoing Authorized Articles as currently manufactured by Licensee with the ingredients set out in Exhibit A*. Licensee has provided WCW with a complete list of its entire current product line. Licensee shall from time to time provide WCW with an updated list of its current product line. In the event WCW objects to any products being produced or sold by Licensee. Licensee shall discontinue production and sale of such products within sixty (60) days of notice by WCW or WCW may terminate this Licensee agreement immediately without resource.

*[Exhibit A]
Ingredients: High fructose, corn syrup, chocolate coating (contains turbinato sugar, fractionated vegetable oils, non-fat dry milk, cocoa, soy lecithin, and salt), cocoa powder, chocolate chips, calcium, etc.

TERRITORY:                    U.S., its territories and possessions; US Military
                              Installations


LICENSEE PERIOD:              DEC 31 2002

RENEWAL PERIOD:               N/A

EXCLUSIVITY:                  Nonexclusive



LEISURE CONCEPTS INC.* o 1414 AVENUE OF THE AMERICAS o NEW YORK, NY 10019 o
(212) 980-0933
--------------------------------------------------------------------------------
NEW YORK                           LONDON                            LOS ANGELES

PAGE 2
WCW DEAL MEMO
LICENSE NO.: D983287

ADVANCE:                      $550.00     ($50,000 Payable upon signing this
                                          proposal, $100,000 due on or before
                                          12/31/98; $100,000 due on or before
                                          06/30/00; $100,000 due on or before
                                          12/31/00. $100,000 due on or before
                                          06/30/01)


GUARANTEE:                    $550.00

ROYALTY RATE:                 6% of Net Sales

                              "Net Sales" shall mean gross sales by Licensee or any of its affiliated, associated or subsidiary companies, without any deductors whatsoever (including, without limitation, freight, taxes, uncollectible accounts, manufacturing, distribution, advertising, marketing or promotion costs with the exception of trade quantity discounts only) except for actual returns. Credit against sales shall be allowed only for actural returns and shall not be allowed on the basis of an accrual or reserve system. Net Sales for each Authorized Article shall be computed on no less than Licensee's regular, full, "top-of-the-line" gross wholesale invoice price calculated at source in the Licensed Territory, based upon the usual billing price for items sold in the normal course of business ("Royalty Base Price").

MARKETING DATE:               OCT 01 1999

SHIPPING DATE:                NOV 01 1999

DISTRIBUTION PERIOD:          Mass Markets Chain Stores Specialty Stores

SELL-OFF PERIOD:              90 Days

SAMPLES:                      12 of each

PROTOTYPES RECEIVED:          SEP 01 1999

SALES PROJECTIONS:            YR 1 3M
                              YR 2 8M

WHOLESALE PRICE(S):           $0.75

RETAIL PRICE(S):              $1.49

INSURANCE:                    $1,000,000 Minimum Product Liability Insurance
                              Required

QUALITY & TESTING
STANDARDS:                    Licensed Articles shall be of the highest quality,
                              meet Licensor's standards and be of substantially the same or better quality as the samples previously submitted by Licensee.

PAGE 3
WCW DEAL MEMO
LICENSE NO.: D983287

CREDIT TERMS:                 Licensee agrees to furnish any financial
                              information requested by WCW to confirm Licensee's credit status.

OTHER TERMS &
CONDITIONS:                   (a) WCW may remove from this Agreement any article
                              listed within the definition of Authorized
                              Ariticles which is not to diligently used by Licensee for a period of three (3) consecutive months, by giving thirty (30) days' written notice to Licensee.


                              (b) It is understood that no product may be sold until final product and design approval is given by the Licensor, and no products may be sold or produced until the long-form License Agreement has been fully executed by the parties. If Licensor signs the Deal Memo, Licensee and Licensor shall enter into a License Agreement containing the terms and conditions set forth in this Deal Memo as well as such other and conditions customarily found in WCW's Merchandise License Agreement.


It is specifically understood and agreed that the names and likenesses of actor/talent, voice-over artists, and/or other elements listed below are included within the definition of "Licensed Elements" (i) only to the extent of WCW's ownership or control thereof and (ii) only as depicted in and as part of the property.

Licensee understands and acknowledges that nothing herein grants Licensee the right to use sound bites, voices, music, or other audio effects from the property. If Licensee wishes to use any such elements, Licensor shall use commercially reasonable efforts to assist Licensee in procuring the necessary rights, but any rights, clearance or related fees arising from the same shall be at Licensee's sole expense.

Licensee acknowledges and agrees that by signing this Deal Memo, Licensee is making an irrevocable offer to Licensor to license from Licensor rights to the Property on the terms and conditions as set forth in the Deal Memo. If Licensor elects to countersign this Deal Memo, the parties will enter into good faith negotiations to execute the long-form License Agreement. If a long-form License Agreement satisfactory to Licensor is not signed within ninety (90) days of the Deal Memo date, Licensor shall have the right to terminate this Agreement and Licensor shall refund to Licensee any amounts paid by Licensee under this Deal Memo and neither party shall have any liability to the other.

If this memo reflects your understanding of the Agreement please sign in the indicated space below and return it to us with your Advance Payment.


LICENSEE:      Trimfast Group, Inc.           WORLD CHAMPIONSHIP WRESTLING (WCW)

By:                                           By:
   ------------------------------                -------------------------------

Title:                                        Title:
      ---------------------------                   ----------------------------

Date:                                         Date:
     -----------------------------                 -----------------------------

PAGE 4
DEAL MEMO
LICENSE NO.: D983287

                              PRELIMINARY APPROVAL
                              --------------------

LEISURE CONCEPTS. INC.                              WORLD CHAMPIONSHIP WRESTLING
----------------------                              ----------------------------

AL KAHN
        ------------------                                       ---------------

JOE GARRITY                                         C. COLLINS
           ---------------                                    ------------------

LEGAL DEPT.
           -----------------

SALES DEPT.
           -----------------

LCI REP.
         ------------------

Other Comments:
---------------


                              CONTACT INFORMATION
                              -------------------


Licensing Contact:       Michael J. Muzzio

     Tel. No.            813-275-0050

Art Contact:             Shane Lewis Design

     Tel. No.            813-290-0167

Royalties Contact:       Michael J. Muzzio

     Tel. No.            813-275-0050

Legal Contact:           Jeffrey G. Klein

     Tel. No.            561-470-9010